USE OF ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2021
USE OF ESTIMATES AND JUDGEMENTS

3. USE OF ESTIMATES AND JUDGEMENTS

Estimates are continuously evaluated and are based on management’s experience and expectations of future events that are believed to be reasonable under the circumstances. However, actual outcomes can differ from these estimates. The preparation of the consolidated financial statements requires management to make estimates and judgements that may have a significant impact on the consolidated financial statements. Critical judgements exercised in applying accounting policies and key sources of estimation uncertainty that have the most significant effect on the amounts recognized in the consolidated financial statements are as follows:

●	Indicators and testing of impairment - the Company applies judgement in assessing property, plant and equipment and mineral rights for the existence of indicators of impairment at each reporting date. Internal and external factors are considered in assessing whether indicators of impairment are present that would necessitate impairment testing. Significant assumptions regarding future commodity prices, production, operating costs, capital expenditures, and determination of resources are considered in determining whether there are any indicators of impairment. Where an indicator of impairment exists, a formal estimate of the recoverable amount is made which is considered to be the higher of the fair value less costs to dispose (“FVLCD”) or value-in-use. FVLCD is determined as the amount that would be obtained from the sale of the asset in an arm’s length transaction between knowledgeable and willing parties. For mining assets this would generally be determined based on the present value of the estimated future cash flows arising from the continued development, use or eventual disposal of the asset. In assessing these cash flows and discounting them to present value, the assumptions used are those that an independent market participant would consider appropriate. Value-in-use are the estimated future cash flows expected to arise from the continuing use of the assets in their present form and from their disposal, discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. The Company has assessed its cash-generating units (“CGU”) to be its mine at Platosa and its mineral processing facility at Miguel Auza, which are the lowest level for which cash inflows and outflows are expected to be largely independent of those of other assets. During the year-ended December 31, 2021, management identified impairment indicators. As a result, management performed an impairment test of its CGU’s (see Note 2 and Note 10). Key assumptions used in the cash flow models included: future commodity prices, production based on current estimates of recoverable resources, operating and capital costs and residual values of property, plant and equipment. Expected cash flows used to determine the recoverable amount are inherently uncertain and could materially change over time.

●	Decommissioning and site rehabilitation provision - the Company records any decommissioning and site rehabilitation obligation as a liability in the period in which the related environmental disturbance occurs, based on the present value of the estimated future costs. This obligation is adjusted at the end of each reporting period to reflect the passage of time and changes in the estimated future costs underlying the obligation. In determining this obligation, management must make a number of assumptions about the amount and timing of future cash flows and discount rate to be used.

●	Determination of resources - the Company uses both internal and external technical experts to estimate the indicated and inferred resources of its mineral properties. These experts express an opinion based on certain technological and legal information prepared by management as being current, complete and accurate as of the date of their calculations and in compliance with National Instrument 43-101 Standards of Disclosure for Mineral Projects. These estimated resources are used in the evaluation and testing for impairment of asset carrying values, the useful lives of assets, amortization rates and the timing of cash flows.

Excellon Resources Inc.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2021 and 2020

(in thousands of U.S. dollars, except share and per share data)

●	Income taxes and recovery of deferred tax assets - The Company has carry-forward losses and other tax attributes that have the potential to reduce tax payments in future years. Judgement is required in determining whether deferred tax assets are recognized in the consolidated financial statements. Deferred tax assets are recognized for all deductible temporary differences, carry-forward unused tax credits and tax losses to the extent it is probable that future taxable profits will be available against which they can be utilized. Estimates of future taxable income are based on forecasted cash flows from operations and the application of existing tax laws as well as the continuity of current contracts and agreements. Assumptions about the generation of future taxable profits depend on management’s estimates of future cash flows. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Company to realize the net deferred tax assets recorded at the reporting date could be impacted.

Uncertainties exist with respect to the interpretation of tax regulations. The Company establishes provisions for tax liabilities that are uncertain as to their amount and the probability of their occurrence. The amount of such provisions is based on various factors, such as experience with previous tax audits, differing legal interpretations by the taxable entity and the responsible tax authority. The final resolution of some of these items may give rise to a material change in the amount of the income tax expense recorded in the consolidated statement of comprehensive income (loss) and related tax payments.

●	Convertible debentures - The net proceeds from the Debentures issued in 2020 were allocated between debt and equity components. On initial recognition the fair value of the debt was estimated using valuation techniques. The Company used its judgement to make assumptions that were mainly based on market conditions existing at the date of the transaction. For details of the key assumptions used see Note 15. The Company does not consider the Judgment and actions taken by the Plaintiff to date in connection with enforcing the Judgment to constitute an event of default or default under the Indenture.